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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2004



                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)



          Massachusetts                  000-32955                04-3557612
-------------------------------    ----------------------    -------------------
(State or other jurisdiction of    Commission File Number      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

30 Massachusetts Avenue, North Andover, MA                           01845
------------------------------------------------              -----------------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (978) 725-7500

                                 Not applicable
                                ---------------
          (Former name or former address, if changed since last report)
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                           CURRENT REPORT ON FORM 8-K


Item 1. Changes in Control of Registrant

      Not applicable.

Item 2. Acquisition or Disposition of Assets

      Not applicable.

Item 3. Bankruptcy or Receivership

      Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

      Not applicable.

Item 5. Other Events

      Pursuant to regulation G, the LSB Corporation's press release dated January 16, 2004, reporting its actual earnings results for the three months and twelve months ended December 31, 2003, is hereby attached as Exhibit 99.1 and incorporated by reference.

Item 6. Resignations of Registrant's Directors

      Not applicable.

Item 7. Financial Statements and Exhibits

      c.    Exhibit

            99.1 Press release dated January 16, 2004 reporting LSB Corporation's actual earnings results for the three months and twelve months ended December 31, 2003.

Item 8. Change in Fiscal Year

      Not applicable.

Item 9. Regulation FD Disclosure

      Pursuant to regulation FD, the LSB Corporation's press release dated January 16, 2004 reporting its actual earnings results for the three months and twelve months ended December 31, 2003 is hereby attached as Exhibit 99.1 and incorporated by reference.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LSB CORPORATION

                                    /s/ PAUL A. MILLER
                                    ------------------
January 16, 2004                    Paul A. Miller
                                    President and
                                    Chief Executive Officer
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                                  EXHIBIT INDEX

99.1 Press release announcing the LSB Corporation's earnings for the three months and twelve months ended December 31, 2003.